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Exhibit 10.39   Amended Bonus Agreement for Thomas E. Hoefert



                             AMENDMENT TO BONUS AGREEMENT

                                  THOMAS E. HOEFERT


Executive and Company agree to amend the Bonus Agreement dated December 20, 1996, as follows:

1. Paragraph 4.a. - the table for determining the amount of Bonus is replaced by the following:


         SALE PRICE                                AMOUNT OF BONUS
--------------------------------------------------------------------------------
    up to $26,666,667                                 $150,000
--------------------------------------------------------------------------------

      $26,666,668 to                          $125,000 + ($75,000 x [(Sale
       $29,999,999                          Price - $25,000,000)/ $5,000,000])
--------------------------------------------------------------------------------

      $30,000,000 to                         $200,000 + ($50,000 x [(Sale
       $34,999,999                                    Price -
                                            $30,000,000)/$5,000,000])
--------------------------------------------------------------------------------

    $35,000,000 or more                               $250,000
--------------------------------------------------------------------------------


                                       INNOSERV TECHNOLOGIES, INC.

Dated: December 20, 1996               By: /s/ Michael G. Puls
       ------------------                  ------------------------------

                                       Name: Michael G. Puls
                                             ----------------------------

                                       Its: President and CEO
                                            -----------------------------
                                       EXECUTIVE

Dated: December 20, 1996               /s/ Thomas Hoefert
       ------------------              ----------------------------------

                                       Printed Name: Thomas Hoefert
                                                     --------------------